COMBINED CODE OF ETHICS
                            Adopted Under Rule 17j-1
                        Covering the Following Companies:

                               RYDEX DYNAMIC FUNDS
                               RYDEX SERIES FUNDS
                              RYDEX VARIABLE TRUST
                              PADCO ADVISORS, INC.
                             PADCO ADVISORS II, INC.
                            RYDEX DISTRIBUTORS, INC.
                            RYDEX FUND SERVICES, INC.

                            Effective January 1, 1999
                          As revised February 11, 2002

     Rydex Dynamic Funds, Rydex Series Funds, Rydex Variable Trust, PADCO Advisors, Inc., PADCO Advisors II, Inc., PADCO Financial Services, Inc. and PADCO Service Company, Inc. (the "Companies") are confident that their officers, trustees, directors and employees act with integrity and good faith. The Companies recognize, however, that personal interests may conflict with a Company's interests where officers, directors, trustees or employees:

o        Know about present or future portfolio transactions or

o        Have the power to influence portfolio transactions; and

o        Engage in personal transactions in securities.

     In an effort to prevent these conflicts from arising and in accordance with Rule 17j-1(b)(1) under the Investment Company Act of 1940 (the "1940 Act"), the Companies have adopted this Code of Ethics (the "Code") to prohibit transactions that create, may create, or appear to create conflicts of interest, and to establish reporting requirements and enforcement procedures. Each officer, director, trustee and employee of the Companies should carefully read and review this Code.


I. About the Rydex Funds.

         Rydex Dynamic Funds, Rydex Series Funds, and Rydex Variable Trust (the "Trusts") are separately registered open-end management investment companies. Each Trust consists of multiple investment portfolios (the "Rydex Funds"). The Rydex Funds may be grouped primarily into two broad categories: (1) Benchmark Funds and (2) Sector Funds. In addition, there is a Money Market Fund. Each Benchmark Fund seeks to provide investment results that match the performance of a specific benchmark. Each Sector Fund seeks capital appreciation by investing in companies, which operate in a specific economic sector. The Money Market Fund seeks to provide security of principal, high current income and liquidity by investing primarily in money market instruments issued by the U.S. Government or its agencies.

     PADCO Advisors, Inc. and PADCO Advisors II, Inc. (the "Advisors") are each investment advisers. PADCO Advisors, Inc. is the investment adviser for Rydex Dynamic Funds and for Rydex Series Funds and PADCO Advisors II, Inc. is the
investment adviser for Rydex Variable Trust. Both Advisors employ the same investment methodology in managing the Rydex Funds. The Advisors' objective is to match the performance of each of the Rydex Fund's benchmarks, particular market sectors or a mix of market sectors as closely as possible, whether that performance is positive or negative. In buying and selling securities for the Trusts, the Advisors employ the same quantitative model that screens stocks primarily based on liquidity, market capitalization and correlation relative to the applicable benchmark, market sector or a mix of market sectors. In other words, the Advisors will recommend and purchase a security for a fund because it is highly liquid and has a history of "good correlation," not necessarily good performance. Because of this investment methodology, the personal securities activities of the trustees, officers or employees of the Companies are less likely to create a conflict of interest than they may in investment companies that employ a research-driven investment methodology. Consequently, the Companies have considered, but not adopted, many of the recommendations of the Investment Company Institute's Advisory Group on Personal Trading.

II. About this Code of Ethics.

     (1) Transaction-Related and Reporting Provisions.

         This Code sets forth specific prohibitions relating to securities
                                                                ----------
transactions and also sets out certain reporting requirements. They cover the persons identified below:

     o    All Company officers and directors;

     o Portfolio Management Persons, Fund Accounting Persons and all other employees who regularly obtain information concerning recommendations made to a Fund about the purchase or sale of a security (herein called
                                   ----------------
          Access Employees);
          -----------------

     o    All  Trustees of the Trusts,  both  Interested  and  Independent;  and
                                              ----------       -----------

     o    Natural  persons in a control  relationship  with a Company who obtain
                                -------
          information concerning recommendations made to a Fund about the purchase or sale of a security and are not specifically covered by any
          -----------------     ---------
          other section of the Code.

         For the prohibitions and reporting requirements that apply to you, please refer to Parts A-D, as indicated below. (Definitions of underlined terms
                                                               ----------
are included in Appendix A; Quarterly Transaction Report forms are in Appendix
B.)

|X|      Independent Trustees of the Trusts                   Part A
|X|      Interested Trustees                                  Part B
|X|      Company officers, directors and Access Employees     Part C
                                         ----------------
|X|      Natural control persons                              Part D
                 -------

     (2) Other Provisions.

         The remainder of this Code sets forth general principles (Section III), required course of conduct (Section IV), reporting obligations (Section V), the Companies' review, enforcement and recordkeeping responsibilities (Sections VI, VII and VIII) and miscellaneous information (Section IX).

III. Statement of General Principles.

         In recognition of the trust and confidence placed in the Companies by shareholders of the Trusts, and because the Companies believe that their operations should benefit shareholders, the Companies have adopted the following universally applicable principles.

     (1) Shareholders' interests are paramount. You must place shareholder interests before your own.

     (2)  You must accomplish all personal  securities  transactions in a manner
                                            ----------
          that avoids even the appearance of a conflict of your personal interests with those of a Trust and its shareholders.

     (3) You must avoid actions or activities that allow (or appear to allow) you or your family to profit or benefit from your position with a Company, or that bring into question your independence or judgment.

IV. Required Course of Conduct.

     (1)  Prohibition Against Fraud, Deceit and Manipulation.

          You cannot,  in  connection  with the  purchase  or sale,  directly or
                                                 -----------------
          indirectly, of a security held or to be acquired by any Fund:
                                    ----------------------

          (A)  employ any device, scheme or artifice to defraud the Fund;

          (B) make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          (C) engage in any act, practice or course of business which would operate as a fraud or deceit upon the Fund; or

          (D) engage in any manipulative practice with respect to the Fund.

          Two of the most  common  risks  associated  with  personal  securities
                                                                      ----------
          transactions are front-running and trading opposite a Fund. For example, front-running would include the purchase of a security any
                                                                    --------
          time within seven days ahead of when a Fund purchases the same security or the sale of a security any time within seven days ahead of
          --------                  --------
          when a Fund sells the same security.  An example of trading opposite a
                                     ---------
          Fund would  include the sale of a security  any time within seven days
                                            --------
          after a Fund purchases the same security or the purchase of a security
                                          --------
          any time within seven days after a Fund sells the same security.
                                                                 --------

     (2)  Limits on Accepting or Receiving Gifts.

          Officers of the Advisors and Portfolio Management Personnel cannot accept or receive any gift of more than de minimis value from any person or entity that does business with or on behalf of a Company. This provision does not include:

          o occasional meals, tickets to a sporting event or the theater, or normal business entertainment; and

          o    any  payment  or  reimbursement  for  professional   training  or
               educational meetings.

V. Reporting Obligations.

     See Parts A, B, C or D as appropriate, for your specific reporting obligations.

VI. Review and Enforcement of the Code.

     Each Company shall appoint a Compliance Officer. However, with respect to the Trusts, the Compliance Officer shall be the President of the Trust or his designee.

     (1) Compliance Officer. The Compliance Officer will perform the following duties:

          (A) The Compliance Officer will, on a quarterly basis, compare all reported personal securities transactions with the Trusts' completed
                             ----------
          portfolio transactions and a list of securities being considered for purchase or sale by the Advisors to determine whether a Code violation may have occurred. The Compliance Officer may request additional information or take any other appropriate measure that the Compliance Officer decides is necessary to aid in this determination. Before determining that a person has violated the Code, the Compliance Officer must give the person an opportunity to supply explanatory material.

          (B) If the Compliance Officer determines that a Code violation may have occurred, the Compliance Officer must submit the determination, together with the confidential quarterly report and any explanatory material provided by the person, to the President and fund counsel. The President of the Trusts and counsel to the Rydex Funds (the "Fund Counsel") will independently determine whether the person violated the Code.

          (C) No person is required to participate in a determination of whether he or she has committed a Code violation or of the imposition of any sanction against himself or herself. If a securities transaction of the President is under consideration, a Vice President will act for the President for purposes of this Section VI.

     (2)  Sanctions.

          If the President and Fund Counsel find that the person violated the Code, the President will impose upon the person sanctions that the President deems appropriate and will report the violation and the sanction imposed to the Board of Trustees of the Rydex Funds at the next regularly scheduled board meeting unless, in the sole discretion of the Trusts' President, circumstances warrant an earlier report.

     (3)  Exceptions.

          The Compliance Officer, in his or her discretion, may exempt any person from any specific provision of the Code, if the Compliance Officer determines that (a) the services of the person are valuable to the Rydex Funds; (b) the failure to grant this exemption will result in an undue burden on the person or prevent the person from being able to render services to the Rydex Funds; and (c) granting the exemption does not detrimentally affect the shareholders of the Rydex Funds. The Compliance Officer will prepare a report documenting the nature of any exemption granted, the persons involved and the reasons for granting such exemption.

          Any  person   granted  an  exemption  with  respect  to  a  particular
          transaction must furnish the Compliance Officer with a written report concerning that transaction within three (3) days of the transaction.

VII. Annual Written Report to the Board.

     At least once a year, the Compliance Officer, on behalf of each Company, will provide the Board of Trustees of each Trust a written report that includes:

     (1)  Issues Arising Under the Code.

          The Report will describe any issue(s) that arose during the previous year under the Code, including any material Code violations, and any resulting sanctions.

     (2)  Certification.

          The Report will certify to the Board of Trustees that each Company has adopted measures reasonably necessary to prevent its personnel from violating the Code currently and in the future.

VIII. Recordkeeping.

     The Companies will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and will be available for examination by representatives of the Securities and Exchange Commission.

     (1) A copy of this Code and any other code which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place;

     (2) A list of all persons who are, or within the past five years have been, required to submit reports under this Code will be maintained in an easily accessible place;

     (3) A copy of each report made by a person under this Code will be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place;

     (4) A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurred;

     (5) A copy of each annual report to the Board of Trustees will be maintained for at least five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

     (6) The Companies will maintain a record of any decision, and the reasons supporting the decision, to approve the acquisition of securities in
                                                                   ----------
          an initial  public  offering  ("IPO") or a private  placement,  for at
          ------------------------------------       ------------------
          least five years after the end of the fiscal year in which the approval is granted.

     IX.  Miscellaneous.

     (1)  Confidentiality.  All personal securities transactions reports and any
                                         ----------
          other information filed with a Company under this Code will be treated as confidential, provided that such reports and related information may be produced to the Securities and Exchange Commission and other regulatory agencies.

     (2) Interpretation of Provisions. The Board of Trustees of the Trusts may from time to time adopt such interpretations of this Code as it deems appropriate.

     (3) Periodic Review and Reporting. The Compliance Officer or President of the Trust (or his or her designee) will report to the Board of Trustees at least annually as to the operation of this Code and will address in any such report the need (if any) for further changes or modifications to this Code.

     (4) Annual Acknowledgment. All Trustees, officers and employees of the Companies will be given a copy of the Code and must complete the Acknowledgment included as Appendix C and submit an Acknowledgment to the Compliance Officer each year.


Adopted December 11, 1998
Revised February 11, 2002

                                     PART A
                       Procedures for Independent Trustees

General Obligations.

     (1)  Required Transaction Reports.

          (A)  On a quarterly basis you must report any securities transactions,
                                                        ----------
               as well as any securities accounts  established.  You must submit
                              ----------
               your report to the Compliance Officer no later than 10 calendar days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B.

          (B) If you had no reportable transactions or did not open any securities accounts during the quarter, you are not required to
               ----------
               submit a report.

          (C)  Reports of individual  securities  transactions are required only
                                      ----------
               if you knew at the time of the transaction or, in the ordinary course of fulfilling your official duties as a Trustee, should have known, that during the 15-calendar day period immediately preceding or following the date of your transaction, the same security was purchased or sold, or was being considered for
               --------       ------------------          ----------------------
               purchase or sale, by a Fund.
               ----------------

               Note: The "should have known" standard does not:
               ----

                    o    imply a duty of inquiry;

                    o    presume you should have  deduced or  extrapolated  from
                         discussions  or  memoranda   dealing  with  the  Fund's
                         investment strategies; or

                    o impute knowledge from your prior knowledge of the Fund's portfolio holdings, market considerations, or investment policies, objectives and restrictions.

(2) What Securities are Covered Under Your Quarterly Reporting Obligation?

          If the transaction is reportable because it came within paragraph (1), above, you must report all transactions in securities that: (i) you
                                                       ----------
          directly  or  indirectly  beneficially  own  or  (ii)  because  of the
                                    -----------------
          transaction,  you acquire direct or indirect beneficial ownership. The
                                                       --------------------
          report must also contain any account you established in which any securities were held during the quarter.
          ----------

     (3)  What Securities and Transactions May Be Excluded from Your Report?

          You are not  required to detail or list the  following  securities  or
                                                                  ----------
          transactions on your quarterly report:

          (A)  Purchases  or sales  effected for any account over which you have
               -------------------
               no direct or indirect influence or control.
                                                  -------

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan or other similar type of plan, where you purchase securities issued by your employer.
                        ----------

          (C) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as
                                                         ----------
               you acquired these rights from the issuer, and sales of such rights so acquired.

          (D)  Purchases  of  securities  issued by the U.S.  Government  or its
                              ----------
               agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, and registered open-end mutual funds.

          (E)  Purchases  or  sales  which  are  non-volitional  on  your  part,
               ---------
               including  purchases  or  sales  upon  exercise  of puts or calls
                          --------------------
               written by you and sales from a margin account to a bona fide margin call.

          You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the report.
          --------------------        --------

                                     PART B
                               Interested Trustees

General Obligations.

     (1)  Providing a List of Securities.

          You must provide the Compliance Officer with a complete listing of all securities you beneficially own as of December 31 of the previous
                           -----------------
          year. Each following year, you must submit a revised list to the Compliance Officer showing the securities you beneficially own as of
                                          ----------      ----------------
          December 31. You must submit the initial listing within 10 calendar days of the date you first become a Trustee, and each update no later than 30 calendar days after the start of the year. A form entitled "Annual List of Beneficially Owned Securities" is provided in Appendix C.

          You are not required to provide this list of securities if:

          o you are not currently affiliated with or employed by a Trust's investment adviser(s) or distributor.

     (2)  Required Transaction Reports.

          On a quarterly basis you must report any securities  transactions,  as
                                                   ----------
          well as any  securities  accounts  established.  You must  submit your
                       ----------
          report to the Compliance Officer no later than 10 calendar days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B.

          If you had no reportable  transactions  or did not open any securities
                                                                      ----------
          accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable transactions during the quarter, and return it, signed and dated.

     (3)  What Securities are Covered Under Your Quarterly Reporting Obligation?

          You must report all  transactions in securities that: (i) you directly
                                               ----------
          or indirectly beneficially own or (ii) because of the transaction, you
                        ----------------
          acquire direct or indirect beneficial ownership.  The report must also
                                     --------------------
          contain any account you  established in which any securities were held
                                                            ----------
          during the quarter.

     (4)  Pre-Approval of IPOs and Private Placements.

          You must obtain approval from the Compliance Officer before acquiring beneficial ownership of any securities offered in connection with an
          ---------------------        ----------
          IPO or a private placement.
          ---      -----------------

     (5)  What Securities and Transactions May Be Excluded from Your Report?

          You are not  required to detail or list the  following  securities  or
                                                                  ----------
          transactions on your report:

          (A)  Purchases  or sales  effected for any account over which you have
               -------------------
               no direct or indirect influence or control.
                                                  -------

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan or other similar type of plan, where you purchase securities issued by your employer.
                        ----------

          (C) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as
                                                         ----------
               you acquired these rights from the issuer, and sales of such rights so acquired.

          (D)  Purchases  of  securities  issued by the U.S.  Government  or its
                              ----------
               agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, and registered open-end mutual funds.

          (E)  Purchases  or  sales  which  are  non-volitional  on  your  part,
               --------------------
               including  purchases  or  sales  upon  exercise  of puts or calls
                          --------------------
               written by you and sales from a margin account to a bona fide margin call.

          You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the report.
          --------------------        --------

                                     PART C
                Company Officers, Directors and Access Employees

I. General Obligations.

     (1)  Thirty-Day Prohibition on Selling Securities.

          You cannot sell a security  within 30 calendar days of acquiring  that
                            --------
          security.
          --------

     (2)  Providing a List of Securities.

          You must provide the Compliance Officer with a complete listing of all securities you beneficially own as of December 31 of the previous
                           -----------------
          year. Each following year, you must submit a revised list to the Compliance Officer showing the securities you beneficially own as of
                                          ----------      ----------------
          December 31. You must submit the initial listing within 10 calendar days of the date you first become an officer or Access Employee, and
                                                          ----------------
          each update no later than 30 calendar days after the start of the year. A form entitled "Annual List of Beneficially Owned Securities" is provided in Appendix C.

          You are not required to provide this list of securities if:

          o you are not currently affiliated with or employed by a Trust's investment adviser(s) or distributor.

     (3)  Required Transaction Reports.

          On a quarterly basis you must report  transactions  in securities,  as
                                                                 ----------
          well as any  securities  accounts  established.  You must  submit your
                       ----------
          report to the Compliance Officer no later than 10 calendar days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B.

          If you had no reportable  transactions  or did not open any securities
                                                                      ----------
          accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable transactions during the quarter, and return it, signed and dated.

     (4)  What Securities are Covered Under Your Quarterly Reporting Obligation?

          You must report all  transactions in securities that: (i) you directly
                                               ----------
          or indirectly beneficially own or (ii) because of the transaction, you
                        ----------------
          acquire  direct or  indirect  beneficial  ownership.  The report  must
                                        ---------------------
          contain any account you  established in which any securities were held
                                                            ----------
          during the quarter.

     (5)  Pre-Approval of IPOs and Private Placements.

          You must obtain approval from the Compliance Officer before acquiring beneficial ownership of any securities offered in connection with an
          ---------------------        ----------
          IPO or a private placement.
          ---      -----------------

     (6)  What Securities and Transactions May Be Excluded from Your Report?
               ----------

          You are not required to detail or list the following securities or transactions on your report.

          (A)  Purchases  or sales  effected for any account over which you have
               -------------------
               no direct or indirect influence or control.
                                                  -------

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan or other similar type of plan, where you purchase securities issued by your employer.
                        ----------

          (C) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as
                                                         ----------
               you acquired these rights from the issuer, and sales of such rights so acquired.

          (D)  Purchases  of  securities  issued by the U.S.  Government  or its
                              ----------
               agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, and registered open-end mutual funds.

          (E)  Purchases  or  sales  which  are  non-volitional  on  your  part,
               --------------------
               including  purchases  or  sales  upon  exercise  of puts or calls
                          --------------------
               written by you and sales from a margin account to a bona fide margin call.

          You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the report.
          --------------------        --------

     (7)  Seven-Day Blackout Period on Personal Securities Transactions.

          You cannot purchase or sell,  directly or indirectly,  any security in
                     ----------------                                --------
          which you had (or by reason of such transaction acquire) any beneficial ownership at any time within seven calendar days before or
          ---------------------
          after  the  time  that  the  same  (or a  related)  security  is being
                                                              ------------------
          purchased or sold by any Fund.  This  provision will only apply if you
          -----------------
          obtain  specific  information  regarding  the  purchase  or  sale of a
                                                         ------------------
          security by a Fund.
          --------

          (A) Exception to Blackout Period. The seven-day blackout period does not apply to the purchase or sale of any security (i) of a
                                   ------------------         --------
               company with a market  capitalization  in excess of $500 million,
               (ii) included in either the S&P 500 Composite Index or the NASDAQ 100 Index, and (iii) made in dollar amounts less than $25,000.

                                     PART D
                             Natural Control Persons

General Obligations.

     (1)  Providing a List of Securities.

          You must provide the Compliance Officer with a complete listing of all securities you beneficially own as of December 31 of the previous
          ----------       -----------------
          year. Each following year, you must submit a revised list to the Compliance Officer showing the securities you beneficially own as of
                                          ----------      ----------------
          December 31. You must submit the initial listing within 10 calendar days of the date you first become a natural control person, and each
                                                      -------
          update no later than 30 calendar days after the start of the year. A form entitled "Annual List of Beneficially Owned Securities" is provided in Appendix C.

          You are not required to provide this list of securities if:

          o you are not currently affiliated with or employed by the Trusts' investment adviser(s) or distributor.

     (2)  Required Transaction Reports.

          On a quarterly basis you must report any securities  transactions,  as
                                                   ----------
          well as any securities accounts established. You must submit your report to the Compliance Officer no later than 10 calendar days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B.

          If you had no reportable  transactions  or did not open any securities
                                                                      ----------
          accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable transactions during the quarter, and return it, signed and dated.

     (3)  What Securities are Covered Under Your Quarterly Obligation?

          You must report all  transactions in securities that: (i) you directly
                                               ----------
          or indirectly beneficially own or (ii) because of the transaction, you
                        ----------------
          acquire direct or indirect beneficial ownership.  The report must also
                                     --------------------
          include any  account you  established  in which  securities  were held
                                                           ----------
          during the quarter.

     (4)  Pre-Approval of IPOs and Private Placements.

          You must obtain approval from the Compliance Officer before acquiring beneficial ownership of any securities offered in connection with an
          ---------------------        ----------
          IPO or a private placement.
          ---      -----------------

     (5) What Securities and Transactions are Excluded from Your Reporting Obligation?

          You are not  required to detail or list the  following  securities  or
                                                                  ----------
          transactions on your report:

          (A)  Purchases  or sales  effected for any account over which you have
               -------------------
               no direct or indirect influence or control.
                                                  -------

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchase securities issued by
                                                            ----------
               your employer.

          (C) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as
                                                         ----------
               you acquired these rights from the issuer, and sales of such rights so acquired.

          (D)  Purchases  of  securities  issued by the U.S.  Government  or its
                              ----------
               agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, and registered open-end mutual funds.

          (E)  Purchases  or  sales  which  are  non-volitional  on  your  part,
               --------------------
               including  purchases  or  sales  upon  exercise  of puts or calls
                          --------------------
               written by you and sales from a margin account to a bona fide margin call.

          You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the report.
          --------------------        --------

                                   APPENDIX A
                                   Definitions

Access employee includes any director or officer of a Trust or of a Trust's
---------------
investment adviser, or an employee of a Trust's investment adviser who, in connection with his or her regular functions or duties, participates in the selection of a Trust's portfolio securities or who has access to information
                                 ----------
regarding a Trust's future purchases or sales of portfolio securities.
                                                           ----------

Beneficial ownership means the same as under Section 16 of the Securities
--------------------
Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the beneficial owner of any securities in which you have a
                                              ----------
direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a
                        ----------
relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

Control means the same as that under Section 2(a)(9) of the 1940 Act. Section
-------
2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder
                                       ----------
of such securities control over the company. This presumption may be countered
        ----------
by the facts and circumstances of a given situation.

Independent trustee means a trustee of a Trust who is not an "interested person"
-------------------
of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. As of February 25, 2000, the Trusts' independent trustees are:
                               --------------------

         Corey A. Colehour
         J. Kenneth Dalton
         Roger Somers
         John O. Demaret
         Patrick T. McCarville

Initial public offering ("IPO") means an offering of securities registered under
-------------------------------                      ----------
the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934.

Interested trustee means a trustee of a Trust who is an "interested person" of
------------------
the Trust within the meaning of Section 2(a)(19) of the 1940 Act. As of February 25, 2000, the Trusts' only interested trustee is:
                           ------------------

         Albert P. Viragh, Jr.

Private placement means an offering that is exempt from registration under the
-----------------
Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) in the Securities Act of 1933.

Purchase or sale of a security includes, among other things, the writing of an
------------------------------
option to purchase or sell a security.
                             --------

Security means the same as that set forth in Section 2(a)(36) of the 1940 Act,
--------
except that it does not include securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper, shares of registered open-end mutual funds and high quality short-term debt instruments, including repurchase agreements. A security does not include index
                                                --------
futures or other commodities.

A security held or to be acquired by the Trust (or any Fund) means any security
  -------------------------------                                      --------
which, within the most recent 15 days, (i) is or has been held by the Trust (or any Fund) or (ii) is being or has been considered by the Trust's adviser or sub-adviser for purchase by the Trust (or any Fund), and any option to purchase or sell, and any security convertible into or exchangeable for any security.
                 --------                                          --------

A security is being purchased or sold by the Trust from the time a purchase or
  --------    -----------------------                              -----------
sale program has been communicated to the person who places buy and sell orders
----
for the Trust until the program has been fully completed or terminated.

1-WA/1385154.3
                                   APPENDIX B
                Quarterly Personal Securities Transactions Report

Name of Reporting Person:
                          ----------------------------------
Calendar Quarter Ended:
                        ------------------------------------

------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------

  Name of                                                                                      Name of      Rydex Fund or
   Issuer         Date of       Title of     No. of Shares/       Type of                  Broker, Dealer     Funds That
                Transaction     Security    Principal Amount    Transaction      Price         or Bank        Hold Same
                                                                                              Effecting        Security
                                                                                             Transaction
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------
------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


------------- ---------------- ------------ ----------------- ---------------- ----------- ---------------- ---------------


If you had no reportable transactions during the quarter, please check here.  9

If you intend to disclaim beneficial ownership of one or more securities
                          --------------------                ----------
reported above, please describe below and indicate which securities are at
                                                         ----------
issue.



If you established any new securities (broker/dealer) accounts last quarter, please provide names here.







Signature                                      Date

                                   APPENDIX C
                  Annual List of Beneficially Owned Securities

Name of Reporting Person:
                          ----------------------------------
If this is the first time you have provided a list of securities, please check here. 9

---------------------------------------------------------- ----------------------------------------------------------------

                     Name of Issuer                                               Title of Security
---------------------------------------------------------- ----------------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


If you own no securities, please check here.  9

If you intend to disclaim beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.



Please provide the names of all your existing securities (broker/dealer) accounts here.







Signature                                      Date

                                   APPENDIX D
                              Annual Acknowledgment

TO: Compliance Officer

RE: Annual Acknowledgment of
         Combined Code of Ethics

I CERTIFY THAT (1) I HAVE READ AND UNDERSTAND THE CODE OF ETHICS, (2) I AM AWARE THAT I AM SUBJECT TO THE PROVISIONS OF THIS CODE, (3) I HAVE COMPLIED WITH THIS CODE AT ALL TIMES DURING THE PREVIOUS CALENDAR YEAR, AND (4) I HAVE, DURING THE PREVIOUS CALENDAR YEAR, REPORTED ALL HOLDINGS AND TRANSACTIONS THAT I AM REQUIRED TO REPORT PURSUANT TO THIS CODE.

Name (print):

Position:

Signature:

Date: